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                       NASTECH PHARMACEUTICAL COMPANY INC.
                             2002 STOCK OPTION PLAN









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                                TABLE OF CONTENTS

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
1.   Purpose...................................................................1

2.   Scope of the Plan.........................................................1

3.   Administration............................................................1

4.   Indemnification and Reimbursement.........................................2

5.   Eligibility...............................................................2

6.   Conditions to Grants......................................................3

7.   Non-Transferability.......................................................4

8.   Exercise of Options.......................................................4

9.   Loans.....................................................................5

10.  Notification under Section 83(b)..........................................5

11.  Mandatory Tax Withholding.................................................5

12.  Elective Share Withholding................................................5

13.  Corporate Transactions....................................................6

14.  Termination of Employment or Consulting Relationship......................6

15.  Plans of Foreign Subsidiaries.............................................7

16.  Substituted Options.......................................................7

17.  Securities Law Matters....................................................7

18.  No Employment Rights......................................................7

19.  No Rights as a Shareholder................................................7

20.  Nature of Payments........................................................7

21.  Non-uniform Determinations................................................8

22.  Adjustments...............................................................8

23.  Amendments................................................................8

24.  Termination of the Plan...................................................8

25.  No Illegal Transactions...................................................9

26.  Constructive Sales........................................................9

27.  Definitions...............................................................9

28.  Controlling Law..........................................................12

29.  Severability.............................................................12
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                       NASTECH PHARMACEUTICAL COMPANY INC.
                             2002 STOCK OPTION PLAN

        This 2002 Stock Option Plan (the "Plan") is established by Nastech Pharmaceutical Company Inc., a Delaware corporation (the "Company"), effective as of May 2, 2002, subject to the approval of the shareholders of the Company within twelve (12) months thereafter.

               1. Purpose. The Plan is intended to provide Eligible Persons with equity ownership in the Company, thereby strengthening their commitment to the success of the Company, promoting the identity of interests between the Company's shareholders and such Eligible Persons and stimulating their efforts on behalf of the Company, and to assist the Company in attracting and retaining talented personnel.

               2. Scope of the Plan. Subject to adjustment in accordance with
Section 22, the total number of Shares available for issuance pursuant to the exercise of Options granted under the Plan shall be 1,400,000. In addition, the number of Shares for which Options may be granted to any individual Grantee in any calendar year shall not exceed 1,000,000. If any Shares subject to any Option granted hereunder are forfeited or such Option otherwise terminates without the issuance of such Shares or other consideration in lieu of such Shares, the Shares subject to such Option, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. Shares awarded under the Plan may be treasury shares or newly-issued shares.

               3. Administration.

               (a) The Plan shall be administered by a Committee which shall consist of two or more members of the Board, all of whom shall qualify as "outside directors" as defined for purposes of the regulations under Section 162(m) of the Code and as "non-employee directors" under Section (b)(3)(i) of Rule 16b-3. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and Section 162(m) of the Code as then in effect.

               (b) Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:

                      (i) to determine when and to whom Options should be granted and the terms, conditions and restrictions applicable to each Option, including, without limitation, (A) the exercise price of the Option, (B) the method of payment for Shares purchased upon the exercise of the Option, (C) the method of satisfaction of any tax withholding obligation arising in connection with the Option, (D) the timing, terms and conditions of the exercisability of the Option or the vesting of any Shares acquired upon the exercise thereof, (E) the time of the expiration of the vesting, if any, of any Shares acquired upon the exercise thereof, (F) the effect of the Grantee's termination of employment or service with the Company on any of the foregoing, and (G) all other terms, conditions and restrictions applicable to the Option or such Shares not inconsistent with the terms of the Plan;

                      (ii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

                      (iii) to make, amend and rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of the Plan, including, without limitation, rules with respect to the exercisability and forfeitability of Options upon the termination of employment or service of a Grantee;

                      (iv) determine the terms, conditions and restrictions of all Option Agreements (which need not be identical) and, with the consent of the Grantee and subject to Section 23(b), to amend any such Option Agreement at any time, among other things, to permit transfers of such Options to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Option as a result of any change in applicable law;

                      (v) to cancel, with the consent of the Grantee, outstanding Options and to grant new Options in substitution therefor;

                      (vi) to accelerate the exercisability of, and to accelerate or waive (subject to Section 23(b)) any or all of the terms, conditions and restrictions applicable to, any Option or any group of Options for any reason and at any time, including in connection with a termination of employment (other than for Cause);

                      (vii) subject to Section 6(c), to extend the time during which any Option or group of Options may be exercised;

                      (viii) to make such adjustments or modifications to Options to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

                      (ix) to impose such additional terms, conditions and restrictions upon the grant, exercise or retention of Options as the Committee may, before or concurrent with the grant thereof, deem appropriate; and

                      (x) to take any other action with respect to any matters relating to the Plan for which it is responsible.

The determination of the Committee on all matters relating to the Plan or any Option Agreement shall be final.

               4. Indemnification and Reimbursement. Service as a member of the Committee or any other duly appointed committee shall constitute service as a Board member, and such members shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as members of the Committee or any other duly appointed committee. No Committee or other duly appointed committee member shall be liable for any act or omission made in good faith with respect to the Plan or any Option granted under the Plan.

               5. Eligibility. The Committee may, in its discretion, grant Options to any Eligible Person, whether or not he or she has previously received an Option, except in the case of an ISO which can only be granted to an Employee of the Company or any Subsidiary.

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                                                                               3


               6. Conditions to Grants.

               (a) General Conditions. Options shall be evidenced by written Option Agreements specifying the number of Shares covered thereby, in such form as the Committee shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                      (i) The Grant Date of an Option shall be the date on which the Committee grants the Option or such later date as specified in advance by the Committee;

                      (ii) For all Options, the Option Term shall under no circumstances extend more than ten (10) years after the Grant Date and shall be subject to earlier termination as herein provided; and

                      (iii) Any terms and conditions of an Option not set forth in the Plan shall be set forth in the Option Agreement related to that Option.

               (b) Grant of Options; Determination of Option Price; No Repricing. No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. Subject to Section 6(c), the Option Price of an Option may not be less than the Fair Market Value of a Share on the Grant Date. Except as otherwise provided in Section 22(c), in no event shall the Committee decrease the Option Price of an Option after the date of grant or cancel outstanding Options and grant replacement Options with a lower exercise price without first obtaining the approval of the shareholders of the Company.

               (c) Grant of ISOs. At the time of the grant of any Option, the Committee may, in its discretion, designate that such Option shall be made subject to additional restrictions to permit the Option to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any Option designated as an ISO:

                      (i) shall have an Option Price that is not less than the Fair Market Value of a Share on the Grant Date and, if granted to a Ten Percent Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on the Grant Date;

                      (ii) shall be for a period of not more than ten (10) years and, if granted to a Ten Percent Owner, not more than five (5) years, from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Option Agreement;

                      (iii) shall meet the limitations of this subparagraph 6(c)(iii). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the "Limit") taking into account Shares subject to all ISOs granted by the Company which are held by the Grantee, the excess will be treated as nonqualified Options. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to Options shall be determined as of the Grant Dates of the Options. In reducing the number of Options treated as ISOs to meet the Limit, the most recently granted Options will be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

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                                                                               4


                      (iv) shall be granted within ten (10) years from the date the Plan is adopted by the Board;

                      (v) shall require the Grantee to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (a "Disqualifying Disposition"), within ten (10) business days after such Disqualifying Disposition; and

                      (vi) unless otherwise permitted by the Code, shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee, except that the Grantee may, in accordance with Section 7, designate in writing a beneficiary to exercise his or her ISOs after the Grantee's death.

               7. Non-Transferability. An Option granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised during the Grantee's lifetime only by the Grantee or his or her guardian or legal representative, except that, subject to
Section 6(c) in respect of ISOs, a Grantee may, if permitted by the Committee, in its discretion, (a) designate in writing a beneficiary to exercise an Option after his or her death (if that designation has been received by the Company prior to the Grantee's death) and (b) transfer the Option to one or more members of the Grantee's Immediate Family.

               8. Exercise of Options.

               (a) Subject to Section 6 and except as otherwise provided in the applicable Option Agreement, each Option shall become exercisable at such time or times as may be specified by the Committee from time to time; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option). The Option Agreement may contain precedent to the exercisability of Options, including without limitation, the achievement of minimum performance criteria.

               (b) An Option shall be exercised by the delivery to the Company during the Option Term of (i) a written notice of intent to purchase a specific number of Shares subject to the Option in accordance with its terms of the Option by the person entitled to exercise the Option and (ii) payment in full of the Option Price of such specific number of Shares in accordance with Section 8(c).

               (c) Payment of the Option Price may be made by any one or more of the following means:

                      (i) cash, check, or wire transfer;

                      (ii) Mature Shares, valued at their Fair Market Value on the date of exercise;

                      (iii) in accordance with procedures approved by the Company, through the sale of, or borrowing against, the Shares acquired on exercise of the Option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

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                                                                               5


                      (iv) in the discretion of the Committee, payment may also be made in accordance with Section 9.

               9. Loans. The Committee may in its discretion allow a Grantee to defer payment to the Company of all or any portion of (a) the Option Price of an Option or (b) any taxes associated with the exercise or nonforfeitability of an Option. Any such payment deferral shall comply with all applicable laws and regulations (including applicable margin rules) and shall be on such terms and conditions as the Committee may determine, except that a Grantee shall not be entitled to defer the payment of such Option Price or any related taxes unless the Grantee enters into a binding obligation to pay the deferred amount. If the Committee has permitted a payment deferral in accordance with this Section 9, then the Committee may require the immediate payment of such deferred amount upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral. The Committee may at any time in its discretion forgive the repayment of any or all of the principal of, or interest on, any such deferred payment obligation.

               10. Notification under Section 83(b). If the Grantee, in connection with the exercise of any Option which is exercisable for restricted stock, makes an election permitted under Section 83(b) of the Code (if applicable to such Grantee) to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company, in writing, of such election within ten (10) days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Option or at any time thereafter, prohibit a Grantee from making the election described in this Section 10. Unless otherwise specified in the Option Agreement, any shares received upon exercise of any Option shall be fully vested.

               11. Mandatory Tax Withholding.

               (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Option or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Company's discretion, Mature Shares or any other form of consideration, sufficient to satisfy all federal, state and local tax withholding requirements related thereto ("Required Withholding"),
(ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan, or
(iii) any combination of the foregoing.

               (b) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding, except that in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

               (c) Any surrender by a Section 16 Grantee of previously owned Shares to satisfy tax withholding arising upon exercise of the Option must comply with the applicable provisions of Rule 16b-3(e).

               12. Elective Share Withholding. Subject to the provisions of this
Section 12, a Grantee may, with the prior consent of the Committee, elect the withholding by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Option (a "Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy the Required Withholding liability attributable to the Taxable Event.

               13. Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Grantee the right to exercise his or her Option as to all or any of the Shares issuable pursuant to the exercise of the Option, including Shares which would not otherwise be then issuable pursuant to the exercise of the Option. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Grantee shall have the right to exercise the Option in whole or in part, including Shares which would not otherwise be then issuable pursuant to the exercise of the Option. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Grantee that the Option shall be exercisable for a period of not less than 15 days from the date of such notice, and the Option will terminate upon the expiration of such period.

               14. Termination of Employment or Consulting Relationship.

               (a) For Cause. If a Grantee's employment or consulting relationship is terminated for Cause, any unexercised Option shall terminate effective immediately upon such termination of employment or consulting relationship.

               (b) On Account of Death. Except as otherwise provided by the Committee in the Option Agreement, if a Grantee's employment or consulting relationship terminates on account of death, then any unexercised Option, whether or not exercisable on the date of such termination of employment or consulting relationship, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or consulting relationship (but only during the Option Term) after the death of the Grantee by
(A) his or her personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee.

               (c) On Account of Disability. Except as otherwise provided by the Committee in the Option Agreement, if a Grantee's employment or consulting relationship terminates on account of Disability, then any unexercised Option, whether or not exercisable on the date of such termination of employment or consulting relationship, may be exercised in whole or in part, within the first twelve (12) months after such termination of employment or consulting relationship (but only during the Option Term) by the Grantee, or by (A) his or her personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee.

               (d) Any Other Reason. Except as otherwise provided by the Committee in the Option Agreement, if a Grantee's employment or consulting relationship terminates for any reason other than for Cause, retirement, death, or Disability, then any unexercised Option, to the extent exercisable immediately before the Grantee's termination of employment or consulting relationship, may be exercised in whole or in part, not later than three (3) months after such termination of employment or consulting relationship (but only during the Option Term), and any options which were not exercisable at such time shall terminate effective immediately upon such termination of employment or consulting relationship.

               15. Plans of Foreign Subsidiaries. The Committee may authorize any foreign Subsidiary to adopt this Plan for granting Options.

               16. Substituted Options. If the Committee cancels any Option (whether granted under this Plan or any plan of any entity acquired by the Company or a Subsidiary), the Committee may, in its discretion, substitute a new Option therefor upon such terms and conditions consistent with the Plan as the Committee may determine, except that (a) the Option Price of any new Option shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an ISO granted to a Ten Percent Owner) of the Fair Market Value of a Share on the date of the grant of the new Option; and (b) the Grant Date of the new Option shall be the date on which such new Option is granted.

               17. Securities Law Matters.

               (a) If the Committee deems it necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares. If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Option would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

               (b) Grants of Options to any Section 16 Grantee shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder for such grants to qualify for exemption from liability under Section 16(b) of the 1934 Act.

               18. No Employment Rights. Neither the establishment of the Plan nor the grant of any Option shall (a) give any Grantee the right to remain employed by the Company or any Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of the Company or any Subsidiary to modify, amend, or terminate any employee benefit plan.

               19. No Rights as a Shareholder. A Grantee shall not have any rights as a shareholder of the Company with respect to the Shares which may be deliverable upon exercise or payment of such Grantee's Option until such Shares have been delivered to him or her. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

               20. Nature of Payments. Options shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the

Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

               21. Non-uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Options, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Option Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Options and (c) the treatment of terminations of employment.

               22. Adjustments. The Committee shall make equitable adjustment of:

               (a) the aggregate number of Shares available under the Plan for Options and the aggregate number of Shares for which Options may be granted to any individual Grantee in any calendar year pursuant to the second sentence of
Section 2;

               (b) the number of Shares covered by an Option; and

               (c) the Option Price of all outstanding Options;

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event, of or by the Company.

               23. Amendments.

               (a) Amendments to the Plan. The Committee may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination may be made to the prohibition on repricing contained in Section 6(b) without shareholder approval; and provided further that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan; and provided further that any such amendment, alteration, suspension, discontinuation or termination that would impair the rights of any Grantee or any beneficiary of any Option theretofore granted shall not to the extent be effective without the consent of the affected Grantee or beneficiary.

               (b) Amendments to Options. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Grantee or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Grantee or beneficiary; and provided further that, except as otherwise provided in Section 22(c), the Committee may not decrease the Option Price of an Option after the date of grant or cancel outstanding Options and grant replacement Options with a lower exercise price without first obtaining shareholder approval.

               24. Termination of the Plan. The Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the Shares available for issuance pursuant to the exercise of Options granted under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company. Notwithstanding the foregoing, if the maximum number of Shares issuable pursuant to the Plan has been increased at any time, all Options shall be granted, if at all, no later than the last day preceding the ten (10) year anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of Shares issuable under the Plan was approved by the shareholders of the Company or (b) the date such amendment was adopted by the Committee. No termination shall affect any Option then outstanding under the Plan.

               25. No Illegal Transactions. The Plan and all Options granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Option, Grantees shall not be entitled to exercise, or receive benefits under, any Option, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

               26. Constructive Sales. The Grantee shall not directly or indirectly, through related parties or otherwise "short" or "short against the box" (as those terms are generally understood in the securities markets), or otherwise directly or indirectly (through derivative instruments or otherwise) dispose of or hedge, any securities of the Company issuable upon exercise of such Grantee's Option(s). The foregoing provision may, at the discretion of the Committee, be reflected in the individual Option Agreements governing the terms and conditions of the Options granted by the Company to the Grantees (which shall be entered into following the grant of such Options by the Committee).

               27. Definitions. The terms set forth below have the indicated meanings which are applicable to both the singular and plural forms thereof:

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Cause", with respect to any Employee or Consultant of the Company shall have the meaning set forth in such person's employment or consulting agreement or, in the absence of such an agreement or if such term is not defined in such agreement, shall mean any one or more of the following, as determined by the Committee (in the case of a Section 16 Grantee) or the Chief Executive Officer or President of the Company (in the case of any other Grantee):

                      (i) a Grantee's commission of a crime that is likely to result in injury to the Company or a Subsidiary;

                      (ii) the material violation by the Grantee of written policies of the Company or a Subsidiary;

                      (iii) the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary; or

                      (iv) a Grantee's willful misconduct or inaction in connection with his or her duties to the Company or a Subsidiary resulting in a material injury to the Company or a Subsidiary.

               (c) "Code" shall mean the Internal Revenue Code of 1986, as amended or superseded, and the regulations and rulings thereunder. Reference to a particular section of the Code shall include references to successor provisions.

               (d) "Committee" shall mean the committee of the Board appointed pursuant to Section 3(b) (which may or may not be the Compensation Committee of the Company), or if not so appointed, shall mean the entire Board.

               (e) "Common Stock" shall mean the common stock, $0.006 par value per share, of the Company.

               (f) "Consultant" shall mean any person, including a Director, who is engaged by the Company or any Subsidiary or affiliate thereof, to render services to or for the benefit of the Company and is compensated for such services.

               (g) "Director" shall mean a member of the Board.

               (h) "Disability" shall mean a permanent and total disability, within the meaning of Section 22(e)(3) of the Code.

               (i) "Eligible Person" shall mean any Employee, Consultant or Director of the Company or any Subsidiary, including any prospective Employee or Employee on an approved leave of absence.

               (j) "Employee" shall mean any person treated as an employee (including officers and directors) in the records of the Company and who is subject to the control and direction of the Company with regard to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company to a Director shall not be sufficient to constitute "employment" of the Director by the Company.

               (k) "Fair Market Value" per share of Common Stock on any relevant date shall mean such a value as determined in accordance with the following provisions:

                      (i) If the Common Stock is at that time listed on a national securities exchange, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the exchange on which such Common Stock is principally traded on the relevant date or, if there were no sales on that date, the closing selling price of such Common Stock on the last preceding date on which there were sales.

                      (ii) If the Common Stock is at that time not listed on a national securities exchange but is traded on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), as the case may be, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the relevant date, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), as the case may be, or any successor system. If there is no closing selling price for the Common Stock on the relevant date, then the Fair Market Value shall mean the closing selling price on the last preceding date for which such quotation exists.

                      (iii) If the Common Stock is neither listed on any national securities exchange nor traded on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R),

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                                                                              11


then the Fair Market Value shall mean that value determined by the Committee after taking into account such factors as the Committee shall in good faith deem appropriate.

               (l) "Grant Date" shall have the meaning specified in Section
6(a).

               (m) "Grantee" shall mean an individual who has been granted an Option or any Permitted Transferee.

               (n) "ISO" shall mean an incentive stock option within the meaning of Section 422 of the Code.

               (o) "Immediate Family" shall mean, with respect to a particular Grantee, the Grantee's spouse, children, parents, and grandchildren and trusts for the benefit of the Grantee and/or one or more of such individuals.

               (p) "Mature Shares" shall mean Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder has held for at least six (6) months.

               (q) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended. References to a particular section of the 1934 Act or rule thereunder, include references to successor provisions.

               (r) "Option" shall mean options, including ISOs, granted under the Plan.

               (s) "Option Agreement" shall mean the written agreement by which an Option shall be evidenced.

               (t) "Option Price" shall mean the per share exercise price of an Option.

               (u) "Option Term" shall mean the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Option Agreement for such Option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time.

               (v) "Permitted Transferee" shall mean a person to whom an Option may be transferred or assigned in accordance with Section 7.

               (w) "Rule 16b-3" shall mean Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

               (x) "SEC" shall mean the Securities and Exchange Commission.

               (y) "Section 16 Grantee" shall mean a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

               (z) "Share" shall mean a share of Common Stock.

               (aa) "Subsidiary" shall mean a subsidiary corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

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                                                                              12


               (bb) "Ten Percent Owner" shall mean a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent of the total combined Voting Power of all classes of capital stock of the Company or any Subsidiary.

               (cc) "Voting Power" shall mean the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors.

               28. Controlling Law. The law of the State of Delaware, except its law with respect to choice of law, shall control all matters relating to the Plan.

               29. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.